Exhibit 10(d)29

AMENDMENT NO. 1 TO REFUNDING AGREEMENT
(SERIES 1998)

                    This Amendment No. 1, effective as of October 31, 2007, to the Refunding Agreement ($21,600,000 Pollution Control Revenue Refunding Bonds, Series 1998) between Parish of Iberville, State of Louisiana (the "Issuer") and Entergy Gulf States, Inc., a corporation of the State of Texas (the "Company"), dated as of May 1, 1998 (the "Refunding Agreement"), is entered into among the Issuer, the Company and Hancock Bank of Louisiana, as Trustee under the Trust Indenture, dated as of May 1, 1998, between the Issuer and the Trustee (the "Indenture"). All capitalized terms not herein defined shall have the meanings assigned to them in the Indenture.

                    WHEREAS, Section 10.4 of the Refunding Agreement provides that the Refunding Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the provisions of the Indenture, and no amendment to the Refunding Agreement shall be binding upon either party to the Refunding Agreement until such amendment is reduced to writing and executed by both parties thereto;

                    WHEREAS, Section 13.1 of the Indenture provides that the Trustee may from time to time, and at any time, consent to any amendment, change or modification of the Refunding Agreement for the purpose of curing any ambiguity or formal defect or omission or making any other change therein which, in the reasonable judgment of the Trustee, is not to the prejudice of the Trustee or the holders of the Bonds;

                    WHEREAS, Section 13.3 of the Indenture provides that any amendment to the Refunding Agreement shall not become effective unless and until the Trustee shall have received an opinion of Bond Counsel to the effect that such amendment will not adversely affect the exclusion of interest on the Bonds from gross income for purpose of federal income taxation; and

                    WHEREAS, the Issuer, the Company and the Trustee now desire to amend the Refunding Agreement to cure ambiguity or to make a change which, in reliance on the opinion of counsel, is not to the prejudice of the Trustee or the holders of the Bonds.

                    NOW, THEREFORE, in consideration of the premises and the covenants and undertakings herein expressed, the parties hereto agree as follows:

  AMENDMENTS TO THE REFUNDING AGREEMENT

                    SECTION 1. Section 1.1 of Article I of the Refunding Agreement is hereby modified by adding a definition of a "Corporation" after the definition of "Company Mortgage Trustee" to read as follows:

" 'Corporation' and 'corporation' mean a corporation, association, company (including, without limitation, limited liability company) or business trust, in each case whose powers and purposes include performance of the Company's obligations under the Refunding Agreement, and references to 'corporate' and other derivations of 'corporation' herein shall be deemed to include appropriate derivations of such entities."

                    SECTION 2. (A) In furtherance of the foregoing, references in the Refunding Agreement to the corporate nature of the Company's existence shall, upon and after giving effect to a consolidation of the Company with, or merger of the Company with or into, or sale or other transfer of all or substantially all of its assets, as the case may be, be deemed to refer to the successor corporation.

                                (B) The Refunding Agreement shall be deemed amended and modified to the extent necessary to give effect to the foregoing. Except as amended and modified hereby, the Refunding Agreement shall remain in full force and effect.

  REPRESENTATIONS OF the ISSUER AND THE COMPANY

                    SECTION 1. Relying upon certain representations of the Company, the Issuer hereby represents that this Amendment No. 1 has been permitted by Article XIII of the Indenture, without the necessity of obtaining consent of the holders of the Bonds, has been duly authorized by the Issuer and all things necessary to make it a valid and binding agreement have been done, and the Issuer has obtained an opinion of the Bond Counsel to the same effect.

                    SECTION 2. The Company hereby represents that the execution and delivery by the Company of this Amendment No. 1 has been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors.

  MISCELLANEOUS

                    SECTION 1. Whenever in this Amendment No. 1 either of the parties hereto is named or referred to, this shall be deemed to include the successors and assigns of such party, and all covenants and agreements in this Amendment No. 1 contained by or on behalf of the Company, or by or on behalf of the Issuer or the Trustee, shall bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

                    SECTION 2. This Amendment No. 1 shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[Signature Page Follows]

                    IN WITNESS WHEREOF, the Issuer, the Company and the Trustee have caused this Amendment No. 1 to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

PARISH OF IBERVILLE,
STATE OF LOUISIANA

                                                                                                                        By:/s/ J. Mitchell Ourso, Jr.
                                                                                                                             Parish President

Attest:

/s/ Betty Barber
Clerk, Iberville Parish Council

ENTERGY GULF STATES, INC.

By: /s/ Steven C. McNeal
      Steven C. McNeal
      Vice President and Treasurer

Attest:

/s/ Dawn A. Abuso
Dawn A. Abuso
Assistant Secretary

                    HANCOCK BANK OF LOUISIANA,
                    As Trustee

                    By: /s/ Elizabeth H. Zeigler
                          Elizabeth H. Zeigler
                          Senior Vice President & Trust Officer

Attest:

/s/ H. Arnold Wethey
H. Arnold Wethey
Vice President & Trust Officer

Executed sealed and delivered by
HANCOCK BANK OF LOUISIANA
in the presence of:

/s/ Annice G. Page
Annice G. Page

/s/ Terri Rabun
Terri Rabun

STATE OF LOUISIANA

                                                                                } ss.:

PARISH OF IBERVILLE

                    On this 30th day of August, 2007, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared J. Mitchell Ourso, Jr. and Betty Barber to me known to be the identical persons who executed the foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are the Parish President and the Clerk of the Parish of Iberville, State of Louisiana (the "Parish"), respectively; that the seal impressed beside their signatures on the foregoing instrument is the official seal of the Parish; that the aforesaid instrument was signed and sealed by them on this date on behalf of the Parish; and that the above-named persons acknowledge said instrument to be the free act and deed of the Parish.

/s/ J. Mitchell Ourso, Jr.
J. Mitchell Ourso, Jr.
Parish President

/s/ Betty Barber
Betty Barber, Clerk
Iberville Parish Council

WITNESSES:

/s/ Gail Salvadras

/s/ Judy Burleigh

/s/ Edward Songy

Edward Songy
Notary Public
Parish of Iberville, State of Louisiana
My Commission is Issued for Life

STATE OF LOUISIANA

                                                                                } ss.:

PARISH OF ORLEANS

                    On this 29th day of October, 2007, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally appeared Steven C. McNeal and Dawn A. Abuso to me known to be the identical persons who executed the foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are the Vice President and Treasurer and Assistant Secretary of Entergy Gulf States, Inc. (the "Company"), respectively; that the seal impressed beside their signatures on the foregoing instrument is the official seal of the Company; that the aforesaid instrument was signed and sealed by them on this date on behalf of the Company; and that the above-named persons acknowledge said instrument to be the free act and deed of the Company.

/s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

/s/ Dawn A. Abuso
Dawn A. Abuso
Assistant Secretary

WITNESSES:

/s/ Carol Gardsbane
Carol Gardsbane

/s/ Christina M. Edwards
Christina M. Edwards

/s/ Mark Grafton Otts
Mark Grafton Otts
Notary Public
Parish of Orleans, State of Louisiana
My Commission expires at my death.
Attorney Bar Roll No. 10280

STATE OF LOUISIANA

                                                                                } ss.:

PARISH OF EAST BATON ROUGE

                    On this 31st day of October, 2007, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally appeared Elizabeth H. Zeigler and H. Arnold Wethey to me known to be the identical persons who executed the foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are Senior Vice President & Trust Officer and Vice President & Trust Officer of Hancock Bank of Louisiana, as trustee (the "Trustee"), respectively; that the seal impressed beside their signatures on the foregoing instrument is the official seal of the Trustee; that the aforesaid instrument was signed and sealed by them on this date on behalf of the Trustee; and that the above-named persons acknowledge said instrument to be the free act and deed of the Trustee.

/s/ Elizabeth H. Zeigler
Elizabeth H. Zeigler
Senior Vice President & Trust Officer

/s/ H. Arnold Wethey
H. Arnold Wethey
Vice President & Trust Officer

WITNESSES:

/s/ Annice G. Page
Annice G. Page

/s/ Terri Rabun
Terri Rabun

                                                                                                                        /s/ Gregory A. Pletsch
                                                                                                                        Gregory A. Pletsch
                                                                                                                        Notary Public
                                                                                                                        Parish of East Baton Rouge, State of Louisiana
                                                                                                                        My Commission is Issued for Life
                                                                                                                        My Bar Roll No. 11026